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                                  EXHIBIT 10.11


                                 REVOLVING LOAN
                                    AGREEMENT

                                     BETWEEN

                                  ZIPLINK, LLC

                                       AND

                               FLEET NATIONAL BANK

                                 MARCH 31, 1998


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                            REVOLVING LOAN AGREEMENT


     AGREEMENT, made March 31, 1998, between ZIPLINK, LLC, a Connecticut limited liability company, with its principal place of business at 40 Woodland Street, Hartford, Connecticut 06105 ("BORROWER") and FLEET NATIONAL BANK, a national banking association with an office located at 777 Main Street, Hartford, Connecticut 06115 ("LENDER").

                                    PREAMBLE

     WHEREAS, Borrower has requested Lender to extend to Borrower a revolving loan in the maximum aggregate principal amount of $15,000,000 (the "Loan").

     WHEREAS, Lender has agreed to extend the Loan to Borrower subject to the terms and conditions set forth below.

     NOW, THEREFORE, for the mutual considerations contained in this Agreement, Borrower and Lender agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 ACCOUNTING TERMS; ETC. Unless otherwise defined, all accounting terms shall be construed, and all computations or classifications of assets and liabilities and of income and expenses shall be made or determined in accordance with GAAP consistently applied. As used herein, unless otherwise defined, the following terms shall have the following meanings:

     (a) "Agreement" shall mean this Revolving Loan Agreement as the same may from time to time be amended, supplemented or otherwise modified.


     (b) "Airtouch" shall mean Airtouch Communications, Inc., a Delaware corporation.

     (c) "Borrower Collateral" shall have the meaning provided in SECTION 7.1 hereof.

     (d) "Borrowing Base" shall mean, as of any date as of which the amount thereof shall be determined, an amount of up to the lesser of: (i) the Commitment Amount, or (ii) the aggregate of the following: (A) sixty percent (60%) of the then current market value of the Airtouch common stock initially pledged by Guarantor as Collateral pursuant to the Pledge Agreement, provided that if the market value of such Airtouch common stock should thereafter decline, the percentage applicable thereto for purposes of the calculation of the Borrowing Base hereunder shall be increased, but not beyond seventy percent (70%), to the extent necessary to offset the effect of such decline in value for purposes of such calculation, plus (B) sixty percent (60%) of the then current market of any additional Airtouch common
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          stock pledged by Guarantor to Lender as additional Collateral pursuant to the Pledge Agreement, (C) seventy percent (70%) of the then current market value of any additional Securities listed on the New York Stock Exchange or American Stock Exchange and pledged by Guarantor to the Lender as additional Collateral pursuant to the terms of the Pledge Agreement, plus (D) fifty percent (50%) of the then current market value of any Securities listed on any other stock exchange acceptable to the Lender in its sole discretion and pledged by Guarantor to the Lender as additional Collateral pursuant to the terms of the Pledge Agreement, plus (E) eighty percent (80%) of the then current market value of any municipal bonds having the highest rating by a nationally recognized securities rating service and pledged by Guarantor to the Lender as additional Collateral pursuant to the terms of the Pledge Agreement, plus (F) ninety percent (90%) of the then current market value of United States Treasury bonds and notes pledged by Guarantor to the Lender as additional Collateral pursuant to the terms of the Pledge Agreement.

     (e) "Business Day" shall mean any day other than a day on which commercial banks in Hartford, Connecticut are required or permitted by law to close.

     (f)  "Closing Date" shall mean the date hereof.

     (g)  "Collateral" shall have the meaning provided in the Pledge Agreement.

     (h)  "Commitment Amount" shall mean FIFTEEN MILLION DOLLARS
          ($15,000,000.00), or such lesser amount as the Borrower may stipulate.

     (i) "Defaulting Event" shall mean the occurrence of an Event of Default or the occurrence of any condition or event which but for the giving of notice or passage of time or both would constitute an Event of Default.

     (j)  "Default Rate" shall have the meaning assigned in SECTION
          3.1(C)hereof.

     (k) "Dollar" and the sign "$" shall mean lawful money of the United States of America.

     (l) "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated pursuant thereto, as the same may be supplemented or amended.

     (m) "Event of Default" and "Events of Default" shall have the meanings assigned in SECTION 8.1 hereof.

     (n) "Financing Document" or "Financing Documents" shall mean this Agreement, the Note, the Guaranty, the Pledge Agreement, and any and all other instruments, agreements and documents executed in connection herewith or therewith or


                                      -2-

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          related hereto or thereto, together with any amendments, supplements or modifications hereto or thereto.

     (o)  "GAAP" shall mean generally accepted accounting principals.

     (p)  "Guarantor" means Henry M. Zachs

     (q) "Guaranty" shall mean the Guaranty Agreement dated the date hereof from the Guarantor to the Lender, as the same may from time to time be amended, supplemented or otherwise modified.

     (r) "Interest Period" shall mean, for a Revolving Loan, a period commencing on (for the initial Interest Period) the date such Revolving Loan is advanced or (for each subsequent Interest Period) the first day after the expiration of the immediately preceding Interest Period, and ending 30, 60 or 90 days thereafter, as the Borrower may elect in the Notice of Borrowing; and provided that:

          (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

          (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last Business Day of a calendar month; and

          (iii) unless agreed to in advance by the Lender, the Borrower may not elect an Interest Period which would otherwise end after the end of the Term.

     (s) "LIBOR" or "LIBOR Rate" shall mean for the then current Interest Period relating thereto the rate of interest per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two (2) London Banking Days preceding the first day of such Interest Period; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to the Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two (2) London Banking Days prior to the beginning of such Interest Period. If both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four major


                                      -3-

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          banks in the London interbank market at approximately 11:00 a.m.
          London time, on the day that is two (2) London Banking Days preceding the first day of such Interest Period as selected by the Lender. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two
          (2) London Banking Days preceding the first day of such Interest Period. In the event that the Bank is unable to obtain any such quotation as provided above, it will be deemed that LIBOR cannot be determined, and the Lender will set an interest rate for the Revolving Loans by such means as it shall reasonably deem equitable so that such rate is comparable to the rate that would be established by the foregoing means. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of the Lender, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to one minus the Reserve Percentage.

     (t) "Loan" means the revolving loan made pursuant hereto in the maximum principal amount of the Commitment Amount.

     (u) "London Banking Day" means any day on which commercial banks are open for business in London, England.

     (v)  "Note" means the Revolving Loan Note.

     (w) "Notice of Borrowing" shall have the meaning assigned in SECTION 2.3 hereof.

     (x) "Obligation" and "Obligations" mean and include all loans, advances, interest, indebtedness, liabilities, obligations, fees, charges, expenses, guaranties, covenants and duties at any time owing by Borrower to Lender of every kind and description, whether or not evidenced by any note or other instrument, whether or not for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including, but not limited to, the Revolving Loans, and all other indebtedness, liabilities and obligations of Borrower arising under this Agreement and the other Financing Documents or otherwise, and all costs, expenses, fees, charges incurred by Lender hereunder or otherwise with respect to Borrower, including without limitation fees and expenses of attorneys and other professionals incurred in connection with any of the foregoing, or in any way connected with, involving or relating to the preservation, enforcement, protection or defense of, or realization under this Agreement, any of the other Financing Documents, any related agreement, document or instrument, the Collateral, the Borrower Collateral and the rights and remedies hereunder or thereunder.


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     (y)  "Plan" means any employee benefit plan or other plan maintained by
          Borrower or any entity affiliated with Borrower for employees covered by Title I of ERISA.

     (z) "Pledge Agreement" shall mean that certain Stock Pledge Agreement of even date herewith by and between Guarantor and Lender, pursuant to which Guarantor is pledging the Collateral to Lender.

     (aa) "Revolving Loan" and "Revolving Loans" have the respective meanings assigned in SECTION 2.1 hereof.

     (bb) "Revolving Loan Account" shall mean the revolving loan account maintained by the Borrower with the Lender.

     (cc) "Revolving Loan Note" shall have the meaning assigned in SECTION 2.3 hereof.

     (dd) "Security" or "Securities" shall have the meaning assigned in the Pledge Agreement.

     (ee) "Term" shall have the meaning assigned in SECTION 10.1 hereof.


                                   ARTICLE II

                                 REVOLVING LOANS

     SECTION 2.1 AMOUNTS. Subject to the terms and conditions contained in this Agreement, and so long as no Defaulting Event has occurred, Lender agrees to make advances on the Loan (the "Revolving Loans" and, individually, a "Revolving Loan") to Borrower from time to time until terminated as provided below in principal amounts not exceeding in the aggregate at any one time outstanding the Borrowing Base, it being agreed and understood that at no time shall the maximum aggregate principal amount of the Revolving Loans outstanding exceed the Borrowing Base.


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     SECTION 2.2 PAYMENT.

     (a) Interest only as accrued shall be due and payable on the Revolving Loans on the first day of each month commencing May 1, 1998; provided, however, that the entire outstanding principal amount of the Revolving Loans plus all accrued and outstanding interest thereon, and all other amounts hereunder, shall be due and payable on April 1, 2001.

     (b) In the event that the market value of the Airtouch common stock initially pledged as Collateral pursuant to the Pledge Agreement shall decline so as to cause the outstanding principal balance of the Revolving Loans to exceed seventy percent (70%) but not eighty percent (80%) of the then current market value of such common stock (unless the Guarantor shall have pledged additional Collateral to Lender as permitted by and pursuant to the Pledge Agreement so that the outstanding principal balance of the Revolving Loans does not exceed the Borrowing Base), a Defaulting Event shall be deemed to have occurred, which Defaulting Event shall constitute an Event of Default unless, within thirty (30) days of the date such outstanding principal balance first exceeds seventy percent (70%) of the current market value of such common stock, the Borrower either pays down the outstanding principal balance of the Revolving Loans or the Guarantor pledges additional Collateral pursuant to the Pledge Agreement, in either case so that the outstanding principal balance of the Revolving Loans as of such date no longer exceeds the Borrowing Base. In the event that the market value of the Airtouch common stock initially pledged as Collateral pursuant to the Pledge Agreement shall decline so as to cause the Commitment Amount to exceed eighty percent (80%) of the current market value of such common stock (unless the Guarantor shall have pledged additional Collateral to Lender as permitted by and pursuant to the Pledge Agreement so that the outstanding principal balance of the Revolving Loans does not exceed the Borrowing Base), a Defaulting Event shall be deemed to have occurred, which Defaulting Event shall constitute an Event of Default unless, within five (5) days of the date such outstanding principal balance first exceeds eighty percent (80%) of the current market value of such common stock, the Borrower pays down the outstanding principal balance of the Revolving Loans or the Guarantor pledges additional Collateral pursuant to the Pledge Agreement, in either case so that the outstanding principal balance of Revolving Loans as of such date no longer exceeds the Borrowing Base.

     (c) In the event that the principal amount of the Revolving Loans outstanding at any time shall exceed the Borrowing Base for any reason other than one described in subparagraph (b) above, the Borrower shall, within five (5) days after such outstanding principal amount first exceeds the Borrowing Base, either pay down the outstanding principal balance of the Revolving Loans or cause the Guarantor to pledge additional Collateral pursuant to the terms of the Pledge Agreement, in either case so that the outstanding principal balance of the Revolving Loans no longer exceeds the Borrowing Base. In the event that the Borrower has not reduced


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          such principal balance below the Borrowing Base by the end of such five (5) day period, an Event of Default shall immediately exist.

     SECTION 2.3 ABILITY TO REBORROW, PROCEDURE FOR ADVANCES, NOTICE OF BORROWING, REVOLVING LOAN NOTE, REVOLVING LOAN ACCOUNT, ETC. Within the limits of the Borrowing Base and the Term, so long as Borrower is in compliance with all of the terms and conditions of this Agreement and the other Financing Documents and no Defaulting Event has occurred, Borrower may request borrowings, repay and request reborrowings of Revolving Loans. Whenever Borrower desires an advance, Borrower shall notify Lender in writing or by telephone of the proposed borrowing. Such notice (each, a "Notice of Borrowing") shall specify the date of the proposed borrowing and the amount to be borrowed. Each Notice of Borrowing must be received by Lender no later than 10:00 a.m., Hartford, Connecticut time on the second London Banking Day preceding the business day on which such borrowing is requested. The Borrower shall not request any advance in an amount less than One Hundred Thousand Dollars ($100,000.00) and shall not request more than one advance per week. In addition to this Agreement, the Revolving Loans shall be evidenced by a revolving loan promissory note payable to Lender in the form of EXHIBIT "A" attached hereto (the "Revolving Loan Note"). Insofar as Borrower may request and Lender shall make Revolving Loans hereunder, Lender shall enter such advances as debits on a revolving loan account maintained by Borrower with Lender (the "Revolving Loan Account") and deposit such amounts in a demand deposit checking account maintained by Borrower with Lender. Lender may also record to the Revolving Loan Account, in accordance with customary accounting practices and procedures, all fees, accrued and unpaid interest, late fees, usual and customary charges for the maintenance and administration of checking and any other accounts maintained by Borrower with Lender and other fees, charges and liens which are properly chargeable to Borrower under this Agreement; all payments, subject to collection, made by Borrower on account of indebtedness evidenced by the Revolving Loan Account; all proceeds of Borrower Collateral which are finally paid to Lender in its own office in cash or collected items; and other appropriate debits and credits. Lender shall record as credits to the Revolving Loan Account, in accordance with customary accounting practices and procedures, all Revolving Loan payments made by Borrower. Borrower hereby authorizes Lender to maintain the Revolving Loan Account and agrees that the amount shown on the Revolving Loan Account as outstanding from time to time shall constitute the amount owing to Lender by reason of the Revolving Loans and other appropriate charges and credits hereunder, absent manifest error. Borrower hereby authorizes Lender to make such charges as are described in this Section 2.3 against the Revolving Loan Account or any other account maintained by Borrower with Lender.

     SECTION 2.4 MONTHLY STATEMENTS. On a monthly basis, Lender may render a statement for the Revolving Loan Account, which statement shall be considered correct and accepted by Borrower and conclusively binding upon Borrower unless Borrower notifies Lender to the contrary within thirty (30) days of the receipt of said statement by Borrower.

     SECTION 2.5 LENDER DISCRETION. Nothing herein shall be construed to prohibit Lender from lending in excess of the Borrowing Base, it being agreed that all such loans and advances shall be at Lender's sole discretion and shall not establish a pattern or custom binding upon Lender.


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                                  ARTICLE III

                        INTEREST, FEES AND OTHER CHARGES

     SECTION 3.1 INTEREST.

     (a) INTEREST RATES. So long as no Defaulting Event or Event of Default has occurred, each of the Revolving Loans shall bear interest for the applicable Interest Period at a fixed rate per annum equal to the LIBOR Rate, plus .30%. The Borrower shall elect the length of each applicable Interest Period, subject to the provisions of this Agreement. At the expiration of an applicable Interest Period for a Revolving Loan, the Borrower may elect the length of the next Interest Period for such Revolving Loan. The Borrower shall not choose an Interest Period that extends beyond the end of the Term.

     (b) PAYMENT OF INTEREST. So long as any of the Obligations remain outstanding, interest on the Revolving Loans shall be due and payable without notice or demand monthly in arrears beginning on May 1, 1998 and continuing on the first day of each and every month thereafter through and including April 1, 2001.

     (c) DEFAULT INTEREST RATE. Notwithstanding the foregoing, interest on the Revolving Loans, at all times after the occurrence of an Event of Default, and interest on all payments of interest that are not paid when due, shall accrue at a rate per annum equal to three percentage points (3.0%) above the applicable interest rates otherwise in effect under this Agreement (the "Default Rate").

     (d) CALCULATION OF INTEREST. Interest on the Revolving Loans shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

     (e)  LATE PAYMENT. If any interest installment due hereunder or under the
          Note is not paid within ten (10) days after the date it is due and payable, without in any way affecting Lender's right to make demand hereunder or to declare an Event of Default to have occurred, Lender may in its sole discretion assess a late charge equal to five percent (5%) of such late payment against Borrower, which late charge shall be immediately due and payable and may be paid by a charge to Borrower's Revolving Loan Account as contemplated in Section 2.3 above.

     (f) LAWFUL INTEREST. It being the intent of the parties that the rate of interest and all other charges to Borrower be lawful, if for any reason the payment of a portion of interest, fees or charges as required by this Agreement would exceed the limit established by applicable law which a lender such as Lender may charge to a commercial borrower such as Borrower, then the obligation to pay interest or charges shall automatically be reduced to such limit and, if any amounts in excess of such limits shall have been paid, then such amounts shall be applied to the unpaid principal amount of the Obligations or refunded so that under no


                                      -8-

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          circumstances shall interest or charges required hereunder exceed the maximum rate allowed by law, as aforesaid.

     (g) SWAP ARRANGEMENT. In order for Borrower to make regular payments as if the interest rates on the Revolving Loans were fixed, the Lender shall extend to Borrower the right, but not the obligation, to enter into an interest rate swap agreement with respect to the Loan, such swap agreement to be in a form provided by and acceptable to the Lender in its sole discretion. In the event Borrower elects to enter into a swap arrangement with Lender, all Revolving Loans to which the swap relates shall use thirty (30) day Interest Periods only and shall bear interest per annum at the LIBOR Rate plus .20% for each such thirty
          (30) day Interest Period.

     SECTION 3.2 PREPAYMENT.

     (a) The Borrower shall have the right at any time and from time-to-time to prepay any Revolving Loan subject to the rights of the Borrower to reborrow as set forth in this Agreement, together with the applicable premium.

     (b) If the outstanding balance of the Revolving Loans shall, at any time, exceed the Borrowing Base, the Borrower shall immediately repay the Revolving Loans in the amount of such excess.

     (c) The Borrower agrees to pay to the Lender a prepayment fee on the principal amount of the Revolving Loans being prepaid equal to the excess, discounted to its present value as of the date paid to Lender, of (i) the amount of interest which otherwise would have accrued on the principal amount of the Revolving Loans being prepaid during the period (the "Indemnity Period") commencing with the date of such prepayment and ending on the last day of the applicable Interest Period at the rate of interest applicable to such Revolving Loan during such Interest Period over (ii) the amount of interest which would be earned by the Lender during the Indemnity Period if it invested the principal amount so prepaid at a rate per annum determined by the Lender as the rate it would bid in the London interbank market for a deposit of eurodollars in an amount approximately equal to such principal amount for a period of time comparable to the Indemnity Period, plus any other reasonable expenses that the Lender may sustain or incur by reason of the prepayment. In the event that Borrower has entered into a swap arrangement as described above, Borrower agrees to pay to Lender upon prepayment of any Revolving Loans to which such swap relates a yield maintenance fee that compensates Lender for any actual loss or expense sustained or incurred by Lender in respect of such swap arrangement as a result of such prepayment. For the purposes of this Section, the determination by the Lender of any prepayment, fees and expenses shall be conclusive if made reasonably and in good faith. A certificate as to any additional amounts payable pursuant to this Section setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to determination by the Lender set forth therein if made reasonably and in good faith.


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     (d)  The above premiums for prepayment of the Revolving Loans apply at any time the Revolving Loans are prepaid, for any reason, including demand due to the occurrence of an Event of Default.



                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.1 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that:

     (a) GOOD STANDING AND QUALIFICATION. It is duly organized, validly existing and in good standing under the laws of the State of Connecticut. It has all requisite power and authority to own and operate its properties and to carry on its business as presently conducted and is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction where the failure to so qualify would have a material adverse effect on the Borrower.

     (b) AUTHORITY. It has full power and authority to enter into this Agreement, the Note and the other Financing Documents to which it is a party, to make the borrowings contemplated herein, to execute and deliver the Note and the other Financing Documents to which it is a party, and to incur the obligations provided for herein and therein, all of which have been duly authorized by all necessary and proper action. No other consent or approval or the taking of any other action in respect of its members or of any public authority is required as a condition to the validity or enforceability of this Agreement, the Note, the other Financing Documents or any other instrument, document or agreement delivered in connection herewith or therewith.

     (c) BINDING AGREEMENTS. This Agreement, the Note and the other Financing Documents executed and/or delivered by Borrower in connection herewith or therewith constitute valid and legally binding obligations of Borrower, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

     (d) LITIGATION. Except as set forth on Schedule 4.1(d) hereof, there are no actions, suits or proceedings pending against Borrower before any court or administrative agency, nor are there any actions, suits or proceedings threatened, which, either in any case or in the aggregate, would materially and adversely affect the financial condition, assets or operations of Borrower, nor are there any such actions, suits or proceedings which question the validity of this Agreement, the Note, any of the other Financing Documents, or any action to be taken in connection with the transactions contemplated hereby or thereby.

     (e) NO CONFLICTING LAW OR AGREEMENTS. The execution, delivery and performance by Borrower of this Agreement, the Note and the other Financing Documents, as the case may be, do not (i) violate any provision of its Articles of Organization or Operating Agreement or any order, decree or judgment, or any provision of any statute, rule or regulation; (ii) violate or conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any agreement, mortgage, indenture or other contract or undertaking to which it is a party, or by which its properties are bound; and (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of Borrower except for the liens granted hereunder to Lender.

     (f) TAXES. It has filed all tax returns which are required to be filed and all federal, state, municipal, franchise and other taxes shown on such filed returns have been paid or are being diligently contested by appropriate proceedings and have been reserved against, as required by GAAP, consistently applied.

     (g) FINANCIAL STATEMENTS. It has heretofore delivered to Lender: (i) its annual balance sheet as of December 31, 1997, and the related statements of income, retained earnings and cash flows for the fiscal year or period then ended. Each of such statements fairly presents in all material respects its consolidated financial condition as of the dates and for the periods referred to and has been prepared in accordance with GAAP consistently applied by it throughout the periods involved. There are no liabilities, direct or indirect, fixed or contingent, of Borrower as of the dates of said balance sheets which are required to be disclosed and listed under GAPP and which are not reflected in such statements or in the notes thereto.

     (h) ADVERSE DEVELOPMENTS. Since September 1, 1997, there has been no material adverse change in the financial condition, business, operations, affairs or prospects of Borrower or in any of its properties or assets.

     (i) TITLE TO ASSETS. It has good title to its properties and assets, including the properties and assets reflected in the financial statements referred to herein. Such properties and assets are not subject to any mortgage, pledge, lien, lease, encumbrance or charge except those shown on Schedule 4.1(i), if any.

     (j) REGULATIONS G, T, U AND X. The proceeds of the borrowings hereunder are not being used and will not be used, directly or indirectly, for the purposes of purchasing or carrying any margin stock in contravention, or which would cause any Lender to be in violation, of Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System.

     (k) COMPLIANCE. It is not in default with respect to any order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency, authority or official, nor is it in violation of any law, statute, rule or regulation to which it is or its properties are subject and it has not received notice of any such default from any party and is not in default in the payment or performance of any of its obligations to any third parties or in the performance of any mortgage, indenture, lease, contract or other agreement to which it is a party or by which any of its assets or properties are bound.

     (l)  PENSION PLANS.

          (i) No fact, including but not limited to any "reportable event", as that term is defined in Section 4043 of ERISA, exists in connection with any Plan which might constitute grounds for termination of any such Plan by the Pension Benefit Guaranty Corporation (the "PBGC"), or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan. Each Plan of the Borrower, if any, is described on SCHEDULE 4.1(L) attached hereto;

          (ii) No "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") exists or will exist upon the execution and delivery of this Agreement and the other Financing Documents, or the performance by the parties hereto or thereto of their respective duties and obligations hereunder and thereunder;

          (iii) Any Plan complies currently, and has complied in the past, both as to form and operation, with its terms and with provisions of the Code and ERISA, and all applicable regulations thereunder and all rules issued by the Internal Revenue Service, U.S. Department of Labor and the PBGC and as such, is and remains a "qualified" plan under the Code;

          (iv) No actions, suits or claims are pending (other than routine claims for benefits) against any Plan, or the assets of any such Plan; and

          (v) The Borrower has performed all obligations required to be performed by it under any Plan is not in default, or in violation of any Plan.

     (m) OFFICE. Its chief executive office and principal place of business, and the office where its books and records concerning Borrower Collateral are kept, is at 900 Chelmsford Street, Lowell, Massachusetts 01851.

     (n) PLACES OF BUSINESS. Except as set forth on the attached SCHEDULE 4.1(n), it has no other places of business and locates no Borrower Collateral, specifically including books and records, at any location other than as set forth in the first paragraph of this Agreement. It shall locate a full and complete set of its books and records in its offices at the chief executive office described in the immediately preceding paragraph.

     (o) UNIONS. It is not a party to any collective bargaining or union agreement.

     (p) LICENSES. It has all licenses, permits and other permissions required by any government, agency or subdivision thereof, or from any licensing entity necessary for the conduct of its business, all of which it represents to be in good standing and in full force and effect.

     (q) BORROWER COLLATERAL. It is and shall continue to be the sole owner of the Borrower Collateral; Borrower is fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of the Borrower Collateral to Lender; all documents and agreements related to the Borrower Collateral shall be true and correct and in all respects what they purport to be; all signatures and endorsements that appear thereon shall be genuine and all signatories and endorsers shall have full capacity to contract; none of the transactions underlying or giving rise to the Borrower Collateral shall violate any applicable state or federal laws or regulations; all documents relating to the Borrower Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; and Borrower agrees to defend the Borrower Collateral against the claims of all persons other than Lender.

     (r) TRADENAMES. Except as set forth on the attached SCHEDULE 4.1(r), it does not have any tradenames.

     (s) FINANCIAL INFORMATION. All financial information submitted by it to Lender, whether previously or in the future, is and will be true, correct and complete in all material respects.

     (t) PARENT, AFFILIATE OR SUBSIDIARY CORPORATIONS. Except as set forth on the attached SCHEDULE 4.1(t), Borrower has no parent corporation and has no affiliate or subsidiary.

     (u) OFFICERS AND DIRECTORS. The officers, members and managers of Borrower are set forth on the attached SCHEDULE 4.1(u).

     (v) PAYMENT OF DEBTS. Prior to and immediately after receiving the Revolving Loans, the Borrower is solvent and able to pay its debts as they come due.

     (w) USE OF PROCEEDS. It will use the proceeds of the Revolving Loans solely (i) for refinancing in full its indebtedness to Bank of Boston Connecticut; and (ii) for working capital purposes.

                                    ARTICLE V

                              CONDITIONS OF LENDING

     SECTION 5.1 CONDITIONS OF THE INITIAL REVOLVING LOAN. Subject to the terms hereof, the obligation of Lender to make the Loan under this Agreement is subject to the fulfillment of the following conditions precedent at the time of the execution of this Agreement:

     (a) NOTE. Lender shall have received a duly executed Revolving Loan Note drawn to its order.

     (b) EVIDENCE OF ACTION. Lender shall have received certified copies of all manager and member action (in form and substance satisfactory to Lender) taken by Borrower to authorize the execution, delivery and performance of this Agreement, the Note, and the other Financing Documents to which it is a party, and the borrowings to be made hereunder and thereunder, together with true copies of Borrower's Articles of Organization and Operating Agreement and such other papers as Lender or its counsel may require.

     (c) OPINION OF COUNSEL. Lender shall have received a favorable written opinion of counsel for Borrower and the Guarantor, and accompanied by such supporting documents as Lender or its counsel may require.

     (d) GUARANTOR'S DOCUMENTS. Lender shall have received the Guaranty and the Pledge Agreement, each duly executed by the Guarantor.

     (e) UCC-1 FINANCING STATEMENTS. Lender shall have received from Borrower and the Guarantor duly executed UCC-1 financing statements and such other documents as Lender deems necessary or proper to perfect the security interest in the Collateral and the Borrower Collateral, all of which shall be in form, scope and substance satisfactory to Lender and its counsel.

     (f) STOCK CERTIFICATES. Lender shall have received the Pledged Stock (as defined in the Pledge Agreement) along with stock powers executed in blank, and all other conditions and requirements of the Pledge Agreement shall have been met to the satisfaction of the Lender and its counsel.

     (g) INSURANCE. Lender shall have received evidence of insurance of such types and in such amounts and with such companies reasonably satisfactory to Lender, and Lender shall be named as a loss payee on all such insurance.

     (h) SOLVENCY CERTIFICATE. Lender shall have received a Solvency Certificate from the Guarantor in the form of EXHIBIT "B" attached hereto.

     (i) FINANCIAL STATEMENTS. Lender shall have received such internally generated financial statements of the Borrower and the Guarantor as Lender shall require in its sole discretion.

     (j) NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the financial condition or operating condition of Borrower or Guarantor since September 1, 1997.

     (k) REGULATION U. Borrower shall have executed and delivered to Lender such documentation as Lender shall require to evidence and confirm that the Revolving Loans will not be used in any fashion as to cause the Lender to be in violation of Regulation U or any other regulation promulgated by the Board of Governors of the Federal Reserve System relating to "margin stock".

     (l) FURTHER DOCUMENTS. Lender shall have received such further documents, instruments and agreements as Lender may request.

     SECTION 5.2 CONDITIONS OF ADDITIONAL REVOLVING LOANS. In addition to the conditions in Section 5.1 above, Lender shall make no further Revolving Loans (collectively, the "Further Loans") unless the following conditions shall exist or have been satisfied by Borrower at the time any Further Loan is requested:

     (a) ABSENCE OF TERMINATION OR DEFAULT. Lender shall not have terminated the Revolving Loan facility hereunder, nor shall a Defaulting Event or Event of Default exist.

     (b) COMPLIANCE CERTIFICATES. On the date of each request for a Revolving Loan hereunder, and from time-to-time as Lender shall have requested, Borrower shall have delivered to Lender, upon Lender's request, a Certificate of Compliance executed by its chief financial officer (or officer with equivalent position) which shall state, among other things, that: (i) Borrower has complied, and is when in compliance, with all the terms, covenants and conditions of this Agreement and the other Financing Documents which are binding upon it; (ii) there exists no Event of Default or Defaulting Event; and (iii) the representations and warranties contained herein and in the other Financing Documents are true and correct with the same effect as though such representations and warranties had been made as of the time of each Further Loan.

     (c) BORROWING BASE. The indebtedness of Borrower by virtue of the making of any Further Loan shall not exceed the Borrowing Base. Borrower shall not request any Further Loan if the effect of such Further Loan shall be to cause the principal balance of all outstanding Revolving Loans to exceed the Borrowing Base.

     (d) FURTHER DOCUMENTS. Lender shall have received such further documents, instruments and agreements as Lender may reasonably request.

                                   ARTICLE VI

                                    COVENANTS

     A.   AFFIRMATIVE COVENANTS.

     Borrower covenants and agrees that from the date hereof until payment and performance in full of all Obligations, and until the termination of this Agreement, unless Lender otherwise consents in writing, Borrower shall:

     SECTION 6.1 FINANCIAL STATEMENTS. Deliver or cause to be delivered to
Lender:

     (a) within ninety (90) days after the close of each fiscal quarter of Borrower and the close of each fiscal year of Borrower, internally prepared financial statements of Borrower including (i) balance sheet;
          (ii) statement of income; and (iii) statement of retained earnings, each as of the close of such quarter or fiscal year, respectively, and for that portion of the fiscal year-to-date then ended, and each prepared on a basis consistent with that of the preceding quarter or containing disclosure of the effect on financial condition or results of operations of any change in the application of GAAP during such period, and each certified by the chief financial officer (or equivalent position) of Borrower as being accurate and fairly presenting the financial condition of Borrower; provided that if any Defaulting Event or Event of Default shall exist, such annual financial statement shall be audited by an independent certified public accountant.

     (b) contemporaneously with the delivery to shareholders or governmental agencies, copies of all reports and information delivered to shareholders or filed with governmental agencies;

     (c) within one hundred twenty (120) days after the close of each calendar year, the Guarantor shall deliver to Lender (i) annual updates of personal financial statements and (ii) personal tax returns prepared by an accountant reasonably acceptable to Lender;

     (d) promptly upon Lender's written request, such other information about the financial condition and operations of Borrower or the Guarantor, as Lender may, from time to time, reasonably request; and

     (e) promptly upon becoming aware of any Event of Default, or the occurrence or existence of a Defaulting Event, notice thereof in writing.

     SECTION 6.2 INSURANCE AND ENDORSEMENTS. (a) Keep the Borrower Collateral insured against fire and other hazards (so-called "All Risk" coverage) in amounts and with companies satisfactory to Lender to the same extent and covering such risks as is customary in the same or a similar business; maintain public liability coverage, including without limitation, products liability coverage, against claims for personal injuries or death; and maintain all worker's compensation, employment or similar insurance as may be required by applicable law; and (b) all insurance shall contain such terms, be in such form, and be for such periods reasonably satisfactory to Lender, and be written by such carriers duly licensed by the appropriate states where any Borrower Collateral is located and reasonably satisfactory to Lender. Without limiting the generality of the foregoing, such insurance must provide that it may not be cancelled without thirty (30) days' prior written notice to Lender. Borrower shall cause Lender to be endorsed as a loss payee with a long form Lender's Loss Payable Clause, in form and substance acceptable to Lender on all insurance. In the event of failure to provide and maintain insurance as herein provided, Lender may, at its option, provide such insurance and charge the amount thereof to the Revolving Loan Account. Borrower shall furnish to Lender certificates or other satisfactory evidence of compliance with the foregoing insurance provisions. Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to make proofs of loss and claims for insurance, and to receive payments of the insurance and execute and endorse all documents, checks and drafts in connection with payment of the insurance. Any insurance proceeds received by Lender shall be applied to the Obligations in such order and manner as Lender shall determine in its sole discretion.

     SECTION 6.3 TAX AND OTHER LIENS. Comply with all statutes and government regulations and pay all taxes, assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against it or its property which, if unpaid, might become a lien or charge against Borrower or its properties, except liabilities being contested in good faith and against which, if requested by Lender, Borrower shall set up reserves in amounts and in form satisfactory to Lender.

     SECTION 6.4 PLACE OF BUSINESS. Maintain its chief place of business and chief executive offices at the address set forth in Section 4.1(m) unless Borrower shall have given Lender thirty (30) days' prior written notice of any change in such place of business.

     SECTION 6.5 INSPECTIONS. Allow Lender by or through any of its officers, attorneys, and/or accountants designated by it, for the purpose of ascertaining whether or not each and every provision hereof and of any related agreement, instrument and document is being performed, to enter the offices and plants of Borrower to examine or inspect any of the properties, books and records or extracts therefrom, to make copies of such books and records or extracts therefrom, and to discuss the affairs, finances and accounts thereof with Borrower all at such reasonable times, upon reasonable notice and as often as Lender or any representative of Lender may reasonably request.

     SECTION 6.6 LITIGATION. Promptly advise Lender of the commencement or threat of litigation, including arbitration proceedings and any proceedings before any governmental agency (but excluding product liability claims which are either fully covered by insurance or adequately covered by insurance and which is not likely to have a material adverse effect on the business, assets or condition (financial or otherwise) of Borrower), which is instituted against Borrower or the Guarantor and is reasonably likely to have a materially adverse effect upon the condition, financial, operating or otherwise, of Borrower or the Guarantor.

     SECTION 6.7 MAINTENANCE OF EXISTENCE. Maintain its existence and comply with all valid and applicable statutes, rules and regulations, and maintain its properties in good repair, working order and operating condition. Borrower shall immediately notify Lender of any event causing material loss in the value of its assets.

     SECTION 6.8 ERISA. Immediately notify Lender of any event which causes it not to be in compliance in all material respects with ERISA.

     SECTION 6.9 NOTICE OF CERTAIN EVENTS. Give prompt written notice to Lender of:

     (a) any material dispute that may arise between Borrower and any governmental regulatory body or law enforcement agency;

     (b) any labor controversy resulting or likely to result in a strike or work stoppage against Borrower;

     (c) any proposal by any public authority to acquire the assets or business of Borrower;

     (d) the location of any Borrower Collateral other than at Borrower's places of business disclosed in this Agreement other than Borrower Collateral in transit in the ordinary course of Borrower's business;

     (e) any proposed or actual change of the name, identity or structure of Borrower; and

     (f) any other matter which has resulted or is reasonably likely to result in a material adverse change in the financial condition or operations of Borrower or Guarantor.

     SECTION 6.10 DEFAULTS. Upon the occurrence of an Event of Default or of a Defaulting Event, give prompt written notice of such occurrence to Lender signed by the president or chief financial officer of Borrower describing such occurrence and the steps, if any, being taken to cure the Event of Default or Defaulting Event.

     SECTION 6.11 DUTIES. Comply with any and all federal, state and local laws affecting its business. Borrower agrees to indemnify Lender against and hold Lender harmless from, all claims, actions and losses, including reasonable attorneys' fees and costs incurred by Lender arising from any contention, whether well founded or otherwise, that there has been a failure to comply with such laws.

     SECTION 6.12 BORROWER COLLATERAL DUTIES. Do whatever Lender may reasonably request from time to time by way of obtaining, executing, delivering and filing financing statements, assignments and other notices and amendments and renewals thereof, and Borrower will take any and all steps and observe such formalities as Lender may request, in order to create and maintain a valid and enforceable first lien upon, pledge of, and first priority security interest in, any and all of the Borrower Collateral. Lender is authorized to file financing statements without the signature of Borrower and to execute and file such financing statements on behalf of Borrower as specified by the Uniform Commercial Code to perfect or maintain its security interest in all of the Borrower Collateral. All reasonable charges, expenses and fees Lender may incur in filing any of the foregoing, together with reasonable costs and expenses of any lien search required by Lender, and any taxes relating thereto, shall be charged to the Revolving Loan Account and added to the Obligations.

     SECTION 6.13 OFFICERS, MEMBERS AND MANAGERS. Promptly notify Lender in writing upon any changes or additions to Borrower's officers, members or managers.

     B.   NEGATIVE COVENANTS.

     Borrower covenants and agrees that from the date hereof until payment and performance in full of all Obligations, and until the termination of this Agreement, unless Lender otherwise consents in writing, Borrower shall not:

     SECTION 6.14 ENCUMBRANCES. After the occurrence of an Event of Default or Defaulting Event, incur or permit to exist any lien, mortgage, charge or other encumbrance against any of the Borrower Collateral, except: (a) liens required or expressly permitted by this Agreement; (b) pledges or deposits in connection with or to secure worker's compensation, unemployment or liability insurance; and (c) those listed on SCHEDULE 4.1(i) attached hereto.

     SECTION 6.15 CONSOLIDATION OR MERGER. Merge into or consolidate with or into any entity, except in connection with an Incorporation Transaction as that term is defined in the Borrower's Operating Agreement, provided the surviving corporation executes and delivers all documents required by Lender, including, without limitation, an assumption of all of the Obligations.

     SECTION 6.16 SALE AND LEASE OF ASSETS. Sell or lease any of the assets of Borrower, except for sales of inventory and equipment in the ordinary course of business consistent with past practices and on an arms-length basis.

     SECTION 6.17 NAME CHANGES. Change its name or conduct its business under any trade name or style other than as set forth in this Agreement.

     SECTION 6.18 PROHIBITED TRANSFERS. Transfer, in any manner, either directly or indirectly, any cash, property, or other assets to any parent or any of its affiliates or subsidiaries, or any shareholder, officer and director, other than sales made in the ordinary course of business and for fair consideration on terms no less favorable than if such sale had been an arms-length transaction between Borrower and an unaffiliated entity.

     SECTION 6.19 MANAGEMENT CHANGE. Suffer any change in the ownership interest of the Guarantor in the Borrower or in the Guarantor's participation in the management of the Borrower.


                                   ARTICLE VII

                               BORROWER COLLATERAL

     SECTION 7.1 GRANT. To secure the prompt payment and performance of each and all of the Obligations, Borrower pledges, assigns, transfers and grants to Lender a continuing, first lien security interest in the following property of Borrower, now owned or hereafter acquired or arising (herein called the "Borrower Collateral"):

     (a) All accounts and accounts receivable related to or arising from the sale or lease of inventory or rendering of services by Borrower (the "Accounts") and all other accounts, bank accounts, contracts, contract rights, notes, documents, chattel paper, instruments, acceptances, drafts or other forms of obligations and receivables (collectively with Accounts, the "Receivables"), whether or not the same are listed on any schedules, assignments or reports furnished to Lender from time to time, and whether such Receivables are now existing or are created or .arise at any time hereafter, together with all goods, inventory and merchandise returned by or reclaimed by or repossessed from customers wherever such goods, inventory and merchandise are located, and all proceeds thereto including without limitation, proceeds of insurance thereon and all guaranties, securities, and liens which Borrower may hold for the payment of any such Receivables, including without limitation, all rights of stoppage in transit, replevin and reclamation and all other rights and remedies of an unpaid vendor or lienor, and any liens held by Borrower as a mechanic, contractor, subcontractor, processor, materialman, machinist, manufacturer, artisan, or otherwise;

     (b) All documents, instruments, documents of title, general intangibles, policies and certificates of insurance, guaranties, securities, chattel paper, deposits, tax returns, proceeds of insurance, proceeds of an eminent domain or condemnation award, cash, liens or other property, which are now or may hereinafter be in the possession of Borrower or as to which Borrower may now or hereafter control possession by documents of title or otherwise, including, but not limited to, all property at locable to unshipped orders relating to Receivables and Inventory;

     (c) All books, records, customer lists, supplier lists, ledgers, evidences of shipping, invoices, purchase orders, sales orders and all other evidences of Borrower's business records, including all cabinets, drawers, etc. that may hold the same; computer records, lists, software, programs, wherever located, all whether now existing or hereafter arising or acquired;

     (d) All of Borrower's inventory, whether now owned or hereafter acquired, including without limitation (collectively herein called the "Inventory"): (i) all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, findings or component materials, and all supplies, goods, incidentals, office supplies, packaging materials, and any and all items including machinery and equipment used or consumed in the operation of the business of Borrower or which contribute to the finished product or to the sale, promotion and shipment thereof, in which Borrower now or at any time hereafter may have an interest; (ii) all inventory whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Borrower or is held by Borrower or by others for the Accounts, including without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers; (iii) all inventory which may be located on premises of Borrower or of any carrier, forwarding agents, truckers, warehousemen, vendors, selling agents or third parties; (iv) all general intangibles relating to or arising out of inventory; and
          (v) all proceeds and products of the foregoing resulting from the sale, lease or other disposition of inventory, including cash, accounts receivable, other non-cash proceeds and trade-ins;

     (e) All general intangibles, including without limitation, tax refunds, proceeds of insurance, eminent domain awards, condemnation proceeds, and patents, copyrights, tradenames, trademarks, applications therefor, and licenses to any patent, copyright, trademark, or tradename that Borrower now owns, has the right to use or may hereafter own or acquire the right to use;

     (f) All equipment, machinery, appliances, and furniture and fixtures, now existing or hereafter arising, wherever located, and all contracts, contract rights and chattel paper arising out of any lease of any of the foregoing;

     (g) All other collateral in which Borrower may hereafter grant to Lender a security interest; and

     (h) All renewals, substitutions, replacements, additions, accessions, proceeds, and products of any and all of the foregoing, including without limitation, all proceeds of credit, fire and other insurance.

     SECTION 7.2 SUBORDINATION AND RELEASE. In the event that no Defaulting Event or Event of Default shall exist, and the outstanding principal amount of the Revolving Loans shall not otherwise exceed the Borrowing Base, then, upon written request of the Borrower, with the written consent of the Guarantor, each delivered at least ten (10) days in advance of the requested date of subordination or release, Lender shall execute and deliver such documents as shall be reasonably requested by Borrower in order to subordinate Lender's security interest in any or all of the Borrower Collateral to that of another creditor of Borrower or release Lender's interest in any or all of the Borrower Collateral, as requested by Borrower; provided that (a) all costs and expenses associated with such subordination or release shall be borne by Borrower, and
(b) in no event shall Lender be required to make any representation, warranty, covenant or agreement in connection with such subordination or release beyond the subordination or release of its security interest in the Borrower Collateral. In no event shall Lender be required to take any action with respect to the Collateral, in which Lender shall in all events retain a perfected first-priority security interest. In no event shall Lender be required to subordinate or release its security interest in the Borrower Collateral if a Defaulting Event or Event of Default shall exist on the date of the requested subordination or release, or if the outstanding principal balance of the Revolving Loans otherwise exceeds the Borrowing Base on such date.

The Borrower shall not request the release of any Borrower Collateral pursuant to this Section 7.2 or otherwise without the written consent of the Guarantor.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     SECTION 8.1 EVENTS OF DEFAULT. Any and all Obligations, including without limitation, the Obligations arising pursuant to or in connection with the Revolving Loans shall, at the option of Lender and notwithstanding any time or credit allowed by any note or agreement, become immediately due and payable without notice if any one or more of the following events (herein called "Events of Default" and individually, an "Event of Default") shall occur:

     (a) Borrower's failure to pay principal due hereunder or under the Note or under any other Financing Document;

     (b) Borrower's failure to pay interest or any other sum due hereunder or under the Note or under any other Financing Document (except as provided in (a) above) for three (3) business days after notice from Lender; provided that Lender shall not be obligated to wait such three
          (3) day period after notice in the event that Lender reasonably concludes that such delay will materially impair its ability to recover from the Borrower, the Guarantor, the Collateral or the Borrower Collateral.

     (c) The occurrence of an Event of Default under Section 2.2(b) or (c) hereof;

     (d) Borrower's failure to pay or perform when due any other covenant, duty, indebtedness, liability or obligation arising under this Agreement or any other Financing Document, or any such failure by Guarantor under any Financing Document, in each case within fifteen
          (15) days after notice from Lender, provided that if any such covenant cannot be reasonably performed within fifteen (15) days it shall not constitute an Event of Default if Borrower or Guarantor, as the case may be, has commenced performance within such fifteen (15) day period and diligently completes the same;

     (e) any representation or warranty by Borrower herein or by Borrower or Guarantor in any other Financing Document or otherwise made to Lender in connection with the Loan is untrue in any material respect;

     (f) the failure by Borrower to maintain the insurance required by this Agreement or any other Financing Document;

     (g) the failure of the Borrower or Guarantor generally to pay its debts as such debts become due;

     (h) the entry of a decree or order for relief by a court having jurisdiction in respect of the Borrower or Guarantor in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Borrower or the Guarantor or for any substantial part of the Borrower's or Guarantor's property, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or upon the commencement by the Borrower or the Guarantor of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by the Borrower or the Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or the Guarantor or for any substantial part of the property of the Borrower or the Guarantor or the making by the Borrower or the Guarantor of any assignment for the benefit of creditors;

     (i) a final, unappealed judgment shall be entered against the Guarantor by any court for the payment of money which is not satisfied within thirty (30) days after the last date for which an appeal can be filed and which, together with all such other outstanding judgments against the Borrower or the Guarantor, as applicable, exceeds $750,000 in the aggregate;

     (j) the occurrence of a default or event of default (howsoever defined) under the Pledge Agreement, the Guaranty or any other Financing Document;


     (k) the declaration of a default under any material obligation of Borrower or Guarantor to any other creditor; and

     (l) for so long as any stock of Airtouch shall constitute Collateral, Airtouch shall fail to be current on any regular, periodic or other required filing with the Securities and Exchange Commission.

     Upon the occurrence of any Event of Default, at the option of Lender: (x) any and all Obligations, including without limitation the Obligations arising from or in connection with the Revolving Loans, shall become immediately due and payable, and (y) Borrower's eligibility to request any further Revolving Loans shall automatically and immediately terminate, without presentment, demand, protest, notice of protest or other notice or requirements of any kind, all of which Borrower expressly waives. Notwithstanding the foregoing sentence, if any Event of Default under clause (h) occurs, the acceleration of Obligations and termination of Borrower's eligibility to request further Revolving Loans shall be automatic.

     Thereafter, Lender may proceed to enforce the rights of Lender whether by suit in equity or by action at law, whether for specific performance of any covenant or agreement contained in this Agreement, the Note or the other Financing Documents, or in aid of the exercise of any power granted in either this Agreement or the Note or any other Financing Document, or it may proceed to obtain judgment or any other relief whatsoever appropriate to the enforcement of such rights, or proceed to enforce any legal or equitable right which Lender may have by reason of the occurrence of any Event of Default hereunder.

                                   ARTICLE IX

                          RIGHTS AND REMEDIES OF LENDER

     SECTION 9.1 REMEDIES OF LENDER. Upon the occurrence of any Event of Default, Lender shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which Lender may have under law and equity, the following rights and remedies, all of which may be exercised with or without further notice to Borrower and without a prior judicial or administrative hearing, which notice and hearing are expressly waived: to enforce or foreclose the liens and security interests created under this Agreement or under any other Financing Document relating to Borrower Collateral by any available judicial procedure or without judicial process; to enter any premises where any Borrower Collateral may be located for the purpose of taking possession or removing the same; to sell, assign, lease, or otherwise dispose of Borrower Collateral or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Lender, all at Lender's sole option and as Lender in its sole discretion may deem advisable; to bid or become purchaser at any such sale if public; and, at the option of Lender, to apply or be credited with the amount of all or any part of the Obligations owing to Lender against the purchase price bid by Lender at any such sale.

     SECTION 9.2 SPECIFIC POWERS. Lender may at any time, after the occurrence of an Event of Default, at Lender's sole reasonable discretion: (i) give notice of assignment to any entity obligated to Borrower upon an Account (an "Account Debtor"); (ii) collect Receivables and charge, or cause to be charged, the collection costs and expenses to the Revolving Loan Account; (iii) exercise all other rights granted in this Agreement and the other Financing Documents; (iv) receive, open and dispose of all mail addressed to Borrower and notify the Post Office authorities to change the address for delivery of Borrower's mail to an address designated by Lender; (v) endorse the name of Borrower on any checks or other evidence of payment that may come into possession of Lender and on any invoice, freight or express bill, bill of lading or other document; (vi) in the name of Borrower or otherwise, demand, sue for, collect and give acquittance for any and all monies due or to become due on Receivables; (vii) compromise, prosecute or defend any action, claim or proceeding concerning Receivables; and
(viii) do any and all things necessary and proper to carry out the purposes contemplated in this Agreement, the other Financing Documents and any other agreement between the parties. Neither Lender nor any person acting as its representative hereunder shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for bad faith or willful misconduct or failure to act in a commercially reasonable manner. Borrower agrees that the powers granted hereunder, being coupled with an interest, shall be irrevocable so long as any Obligation remains unsatisfied. Notwithstanding the foregoing, it is understood that Lender is under no duty to take any of the foregoing actions and that after having made demand upon Account Debtors for payment, Lender shall have no further duty as to the collection or protection of Receivables or any income therefrom and no further duty to preserve any rights pertaining thereto, other than the safe custody thereof.

     SECTION 9.3 DUTIES AFTER DEMAND OR DEFAULT. Borrower will, at Lender's request, assemble all Borrower Collateral and make it available to Lender at places which Lender may reasonably select, whether at the premises of Borrower or elsewhere and will make available to Lender all premises and facilities of Borrower for the purpose of Lender taking possession of Borrower Collateral or of removing or putting the Borrower Collateral in salable form. In the event any goods called for in any sales order, contract, invoice or other instrument or agreement evidencing or purporting to give rise to any Receivable shall not have been delivered or shall be claimed to be defective by any customer, Lender shall have the right in its discretion to use and deliver to such customer any goods of Borrower to fulfill such order, contract or the like so as to make good any such Receivable. If any Borrower Collateral shall require repairing, maintenance, preparation, or the like, or is in process or other unfinished state, Lender shall have the right, but shall not be obligated, to do such repairing, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such salable form as Lender shall deem appropriate, but Lender shall have the right to sell or dispose of such Borrower Collateral without such processing. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of Borrower Collateral shall be applied first to the expenses (including all reasonable attorneys' and professionals' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like and then to the satisfaction of all Obligations, application as to particular Obligations or against principal or interest or other sums to be at Lender's sole discretion, and then, upon full and final payment of the Obligations, and unless otherwise prohibited by court order or law, to Borrower, it being agreed that if any such payment made to Lender is recovered from or repaid by Lender in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against Borrower, this Agreement automatically shall be reinstated without any further action by Borrower and Lender. Borrower shall be liable to Lender and shall pay to Lender on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Borrower Collateral.

     SECTION 9.4 CUMULATIVE REMEDIES. The enumeration of Lender's rights and remedies set forth in this Article is not intended to be exhaustive and the exercise by Lender of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist in law or at equity or by suit or otherwise. No delay or failure to take action on the part of Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between Borrower and Lender or its employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any Event of Default.

                                    ARTICLE X

                              TERM AND TERMINATION

     SECTION 10.1 TERM AND TERMINATION. Unless sooner terminated by Lender as a result of an Event of Default or a Defaulting Event, Borrower's eligibility to request Revolving Loans shall commence on the date hereof and shall continue for a period through and including March 31, 2001 (the "Term"). Borrower's eligibility to request Revolving Loans may be extended after the Term only with the express written consent of both Borrower and Lender. At the end of the Term, Borrower shall pay the entire balance of the Revolving Loans outstanding and all other outstanding Obligations. Further, upon termination of the Revolving Loan facility, all of the rights, interests and remedies of Lender and Obligations of Borrower shall survive and Borrower shall have no right to receive, and Lender shall have no obligation to make, any further Revolving Loans. Upon full, final and indefeasible payment of the Obligations to Lender, all rights and remedies of Borrower and Lender hereunder shall cease, so long as any payment so made to Lender and applied to the Obligations is not thereafter recovered from or repaid by Lender in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against Borrower, whereupon this Agreement shall be automatically reinstated without any further action by Borrower and Lender and shall continue to be fully applicable to such Obligations to the same extent as though the payment so recovered or repaid had never been originally made on such Obligations.


                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.1 PAYMENT SET-ASIDE. To the extent that Borrower makes a payment or payments to Lender (whether hereunder, under the Note, or under the other Financing Documents) or Lender enforces its security interests or rights or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Borrower, a trustee, receiver or any other person under any law (including without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action) in each case in connection with any bankruptcy or similar proceeding involving Borrower, then to the extent of any such restoration, the obligation, or part thereof originally intended to be satisfied, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     SECTION 11.2 SET-OFF. Borrower hereby gives Lender a lien and right of setoff for all its liabilities to Lender upon and against all its deposits, credits, collateral and property now or hereafter in the possession or control of Lender or in transit to it. Lender may, upon the occurrence of any Event of Default, apply or set off the same, or any part thereof, to any liability of Borrower to Lender, even though unmatured.

     SECTION 11.3 COVENANTS TO SURVIVE; BINDING AGREEMENT. All covenants, agreements, warranties and representations made herein, in the Note, in the other Financing Documents, and in all certificates or other documents of Borrower shall survive the advances of money made by Lender to Borrower hereunder and the delivery of the Note and the other Financing Documents, and all such covenants, agreements, warranties and representations shall be binding upon and inure to the benefit of Lender and its successors and assigns, whether or not so expressed.

     SECTION 11.4 CROSS-DEFAULT. Borrower acknowledges and agrees that an Event of Default and/or Defaulting Event under any one of the Financing Documents shall constitute an Event of Default or Defaulting Event under all of the other Financing Documents.

     SECTION 11.5 AMENDMENTS AND WAIVERS. Neither this Agreement, the Note, the Guaranty, the Pledge Agreement, the other Financing Documents, nor any term, covenant or condition hereof or thereof may be changed, waived, discharged, modified or terminated except by a writing executed by the parties hereto or thereto. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy or power hereunder or under the Note or the other Financing Documents shall preclude any other or future exercise thereof, or the exercise of any other right, remedy or power.

     SECTION 11.6 NOTICES. All notices or other communications required or permitted to be given under this Agreement shall be considered properly given if sent by a nationally recognized overnight messenger service or mailed first class United States mail, postage prepaid, registered or certified mail, with return receipt requested, or by delivery of same to the address listed below by prepaid messenger or telegram, as follows:



If to Borrower:                ZIPLINK, LLC
                               40 Woodland Street
                               Hartford, Connecticut 06105
                               Attn:  Henry M. Zachs

                               With a copy to:

                               Brenner, Saltzman & Wallman
                               271 Whitney Avenue
                               New Haven, Connecticut 06511
                               Attn:  Wayne A. Martino

If to Lender:                  Fleet National Bank
                               777 Main Street
                               Hartford, Connecticut 06115
                               Attention:    Brian Howard, Private Clients Group
                               Mail Stop: CTMOHO3A

or such other place as any party hereto may be notified in writing as a place for service or notice hereunder. Notice so sent shall be effective upon delivery to such address, whether or not receipt thereof is acknowledged or is refused by the addressee or any person at such address.

     SECTION 11.7 WAIVERS.

     (a) BORROWER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS. BORROWER ACKNOWLEDGES THAT THE LOANS EVIDENCED HEREBY ARE COMMERCIAL TRANSACTIONS AND WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH LENDER MAY DESIRE TO USE, AND FURTHER WAIVES ITS RIGHTS TO REQUEST THAT LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER.

     (b) BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF LENDER'S RIGHTS, INCLUDING WITHOUT LIMITATION, TORT CLAIMS. BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. BORROWER FURTHER ACKNOWLEDGES THAT LENDER HAS NOT REPRESENTED TO BORROWER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     (c) BORROWER ACKNOWLEDGES THAT IT MAKES THE FOREGOING WAIVERS IN (A) AND
(b) ABOVE, KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEYS.

     SECTION 11.8 SECTION HEADINGS; SEVERABILITY; ENTIRE AGREEMENT. Section and subsection headings have been inserted herein for convenience only and shall not be construed as part of this Agreement. Every provision of this Agreement, the Note and the other Financing Documents is intended to be severable; if any term or provision of this Agreement, the Note, the other Financing Documents, or any other document delivered in connection herewith shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. All Exhibits and Schedules to this Agreement shall be annexed hereto and shall be deemed to be part of this Agreement. This Agreement, the other Financing Documents, and the Exhibits and Schedules attached hereto and thereto embody the entire agreement and understanding between Borrower and Lender and supersede all prior agreements and understandings relating to the subject matter hereof unless otherwise specifically reaffirmed or restated herein.

     SECTION 11.9 GOVERNING LAW. This Agreement and the other Financing Documents, and all transactions, assignments and transfers hereunder and thereunder, and all the rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the State of Connecticut (but not its conflicts of law provisions). Borrower agrees that the Superior Court for the Judicial District of Hartford or the United States District Court for the District of Connecticut at Hartford shall have jurisdiction to hear and determine any claims or disputes pertaining to the financing transactions of which this Agreement is a part and/or to any matter arising or in any way related to this Agreement or any other agreement between Lender and Borrower, and Borrower expressly submits and consents in advance to such jurisdiction in any action or proceeding.

     SECTION 11.10 INDEMNIFICATION. In consideration of Lender's execution and delivery of this Agreement and Lender's making of the Revolving Loans hereunder and in addition to all other obligations of Borrower under this Agreement, Borrower hereby agrees to defend, protect, indemnify and hold harmless Lender, its successors, assigns, officers, directors, employees and agents (including without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnities") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses in connection therewith (irrespective of whether any such Indemnities is a party to any action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements as and when incurred (the "Indemnifiable Liabilities") incurred by the Indemnities or any of them as a result of, or arising out of, or relating to (i) the execution, delivery, performance or enforcement of this Agreement and the other Financing Documents and any instrument, document or agreement executed pursuant hereto to any of the Indemnities; (ii) Lender's status as lender to, or creditor of, Borrower; or (iii) the operation of Borrower's business from and after the date hereof. To the extent that the foregoing undertaking by Borrower may be unenforceable for any reason, Borrower shall make the maximum contribution to the payment and satisfaction of each of the Indemnifiable Liabilities which is permissible under applicable law.



     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                                    ZIPLINK, LLC



                                                    By: S/Henry M. Zachs
                                                        -----------------------
                                                    Name: Henry M. Zachs



                                                    FLEET NATIONAL BANK

                                                    By: /S/Brian A. Howard
                                                        -----------------------
                                                        Brian A. Howard
                                                        Assistant Vice President

                                    SCHEDULES



Schedule 4.1(d)  --  Litigation

Schedule 4.1(i)  --  Liens

Schedule 4.1(l)  --  Pension Plans

Schedule 4.1(n)  --  Collateral Locations

Schedule 4.1(r)  --  Tradenames

Schedule 4.1(t)  --  Affiliates, Parents and Subsidiaries

Schedule 4.1(u)  --  Officers, Members and Managers

                                    EXHIBIT A


                              "REVOLVING LOAN NOTE"

                                                                      EXHIBIT A
                               REVOLVING LOAN NOTE


$15,000,000.00                                             March 31, 1998
                                                           Hartford, Connecticut


     For value received, the undersigned, ZIPLINK, LLC (the "Borrower"), promises to pay to the order of FLEET NATIONAL BANK (the "Lender") at its office at 777 Main Street, Hartford, Connecticut 06115, or at such other place as Lender may designate, the principal amount of FIFTEEN MILLION AND 00/100 DOLLARS ($15,000,000.00), or such amount thereof as shall be outstanding pursuant to the Loan Agreement (as hereafter defined) together with interest on the unpaid balance of this Note, beginning as of the date hereof, at a rate per annum for each Interest Period equal to the LIBOR Rate plus .30% for such Interest Period, or such other rate as shall be provided in the Loan Agreement, together with all taxes levied or assessed on this Note or the debt evidenced hereby against Lender, and together with all costs, expenses and attorneys' fees incurred in the collection of this Note, or to enforce or foreclose any security agreement, pledge agreement or other document including, without limitation, the Loan Agreement and the Pledge Agreement (as hereinafter defined), securing or relating to this Note, or in protecting or defending the lien thereof, or in any litigation or matter arising from or connected therewith or with this Note. Interest shall be computed monthly in arrears on the basis of a 360-day year and actual days elapsed. The interest rate for each Revolving Loan shall be determined in accordance with the terms of the Loan Agreement. The terms "Interest Period", "LIBOR Rate" and "Revolving Loan" as used herein shall have the definitions assigned in the Loan Agreement.

     The principal amount of this Note shall be advanced, upon the request of Borrower pursuant to a certain Revolving Loan Agreement between Borrower and Lender of even date herewith (the "Loan Agreement"). This Note is issued and secured pursuant to the Loan Agreement, the terms of which are deemed incorporated by reference. This Note is guaranteed by a Guaranty of even date herewith (the "Guaranty") from Henry M. Zachs (the "Guarantor"). The Guaranty is secured by a Stock Pledge Agreement of even date herewith between Guarantor and Lender (the "Pledge Agreement") pursuant to which the Guarantor has pledged certain marketable securities to the Lender. Lender shall maintain a Revolving Loan Account (as defined in the Loan Agreement) on which it will keep record of all outstanding amounts hereunder.

     Interest shall be paid on the first day of each month beginning on the first day of May, 1998 and continuing on the first day of each month thereafter, until the principal balance with accrued interest thereon is paid in full. If not sooner paid, the entire principal balance plus accrued interest thereon shall be paid in full on April 1, 2001.

     Borrower may repay this Note in whole or in part at any time, provided that Borrower shall pay such fees and premiums in connection with a prepayment as are set forth in the Loan Agreement.

     Upon the occurrence of an Event of Default under and as defined in the Loan Agreement, the entire indebtedness, with accrued interest thereon due under this Note, shall, at the option of Lender, become immediately due and payable without demand or notice of any kind. Borrower agrees that the interest rate shall increase by three (3%) percentage points per annum over the otherwise applicable rate upon the occurrence of such Event of Default.

     If any interest installment due hereunder is not paid within ten (10) days after the date it is due, a late charge equal to five percent (5%) of said amount shall be assessed against Borrower, and shall be immediately due and payable without demand or notice of any kind.

     All payments received hereunder shall be applied first to late charges, prepayment premiums and fees, and other costs and expenses, then to accrued interest and then to principal, except as otherwise provided herein or in the Loan Agreement or Pledge Agreement.

     Borrower hereby grants to Lender a lien and right of setoff for all of Borrower's liabilities to Lender upon and against all the deposits, credits, collateral and property of Borrower, now or hereafter in the possession or control of Lender or in transit to it. Lender may, at any time, apply or set off the same, or any part thereof, to any liability of Borrower, whether or not matured or demanded.

     Notwithstanding any provisions of this Note to the contrary, the rate of interest to be paid by Borrower to Lender under this Note shall not exceed the highest or the maximum rate of interest permitted to be charged by Lender under applicable laws. Any amounts paid by Borrower to Lender in excess of such rate shall be deemed to be partial prepayments of principal hereunder.

     No delay or omission by Lender in exercising any right hereunder, nor failure by Lender to insist upon the strict performance of any terms herein, shall operate as a waiver of such right, any other right hereunder, or any terms herein. No waiver of any right shall be effective unless in writing and signed by Lender, nor shall a waiver on one occasion be constituted as a bar to, or waiver of, any such right on any future occasion.

     Borrower and each and all endorsers, guarantors and sureties of this Note waive diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and all endorsers, guarantors and sureties agree that the time for payment of this Note may be extended at Lender's sole discretion, without impairing their liability thereon, and further consent to the release of all or any part of the security for the payment hereof, at the discretion of Lender, or the release of any party liable for this obligation without affecting the liability of the other parties hereto.

     THE BORROWER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION, AND WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS NOW CONSTITUTED OR HEREAFTER AMENDED OR AS OTHERWISE ALLOWED UNDER ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE, AND FURTHER WAIVES ITS RIGHTS TO REQUEST THE LENDER POST A BOND, WITH OR WITHOUT SURETY, TO

PROTECT BORROWER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER. THE BORROWER ACKNOWLEDGES THAT IT MAKES THESE WAIVERS KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THESE WAIVERS WITH ITS ATTORNEYS.

     THE BORROWER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS NOTE OR THE FINANCING TRANSACTION OF WHICH THIS NOTE IS A PART, OR THE DEFENSE OR ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS AND REMEDIES IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

     This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

     All references to the "Borrower" or the "Lender" shall apply to their respective successors and assigns.


                                  ZIPLINK, LLC



                                  By:
                                     ---------------------------------
                                     Henry M. Zachs
                                     Its Manager

                                    EXHIBIT B


                             "SOLVENCY CERTIFICATE"

                                                                      EXHIBIT B
                              SOLVENCY CERTIFICATE


     Personally appeared before me, the undersigned, who, being first duly sworn according to law, deposes and says:

     1. He has personal knowledge of the facts sworn to in this Certificate.

     2. As of the date hereof and upon and after the initial funding of the $15,000,000 revolving loan facility (the "Loan") being extended to ZIPLINK, LLC (the "Borrower") by Fleet National Bank (the "Lender") pursuant to the Revolving Loan and Security Agreement (the "LOAN AGREEMENT") of this date and the undersigned's execution and delivery of (i) the Guaranty of even date (the "Guaranty"), guarantying the obligations of Borrower under the Loan Agreement and other related documents and instruments and (ii) the Stock Pledge Agreement of even date herewith (the "Pledge Agreement") pursuant to which the undersigned pledged certain shares of capital stock as collateral for the Guaranty, (a) the undersigned is "Solvent" as that term is defined below, (b) no petition in bankruptcy has been filed, whether voluntary or involuntary, by or against the undersigned, and (c) there has not been an assignment for the benefit of creditors filed under the bankruptcy or insolvency laws of the United States or any state thereof or any other action brought under the aforesaid bankruptcy or insolvency laws against or with respect to the undersigned. "Solvent," as used herein means that the undersigned's total tangible assets as a going concern on a fair market basis exceed its total liabilities, calculated in accordance with generally accepted accounting principles, consistently applied.

     3. The undersigned does not contemplate filing a petition in bankruptcy or for a reorganization under the Bankruptcy Code, and the undersigned does not have any knowledge of any threatened bankruptcy or insolvency proceedings against the undersigned.

     4. The transactions contemplated by the documents evidencing, securing and guarantying the Loan, including, without limitation the Loan Agreement, the Guaranty, the Pledge Agreement and the Note (as defined in the Loan Agreement) (collectively, the "FINANCING AGREEMENTS"), are not intended to hinder, delay or defraud either the undersigned's present or future creditors.

     5. The undersigned does not intend to incur debts beyond its ability to pay them as they mature.

     6. The aggregate of the undersigned's property and assets at a fair valuation is sufficient in amount to pay its debt.

     7. The undersigned has examined the representations, warranties, amendments, and covenants contained in the Financing Agreements, and the undersigned certifies that, as of the date hereof, all of the certificates, statements, representations, warranties and covenants as to past or present existing facts which are contained therein are true and correct in all material respects, and that no default exists as of the date hereof.

     8. The statements contained herein shall be continuing in nature and shall be deemed to have been remade upon each borrowing by the Borrower under the Financing Agreements, unless and until the undersigned gives the Lender prior written notice (in the manner and to the persons required by the Financing Agreements) to the contrary. The undersigned hereby acknowledges that the Lender has relied upon the warranties, representations, agreements and covenants contained herein.

     9. The financial statements previously submitted to the Lender are a fair presentation of the assets and liabilities of the Borrower and the undersigned as of the date of such financial statements and there has not been a material adverse change in the financial or other condition of the Borrower or the undersigned since such date.

     10. This Certificate is made to induce the Lender to extend the Loan to the Borrower.

                                 ----------------------------------------
                                 Henry M. Zachs




Subscribed and sworn to before
me this _____ day of March, 1998.




---------------------------------
Commissioner of the Superior Court
Notary Public
My Commission Expires

                         MODIFICATION TO LOAN AGREEMENT


     THIS MODIFICATION TO LOAN AGREEMENT (this "Modification"), dated October 15, 1998, by and between FLEET NATIONAL BANK, a national banking association with an office located at 777 Main Street, Hartford, Connecticut 06115 ("Lender") and ZIPLINK, LLC, a Connecticut limited liability company, with its principal place of business at 40 Woodland Street, Hartford, Connecticut 06105 ("Borrower").

                                    PREAMBLE

     WHEREAS, Borrower and Lender entered into a Revolving Loan Agreement, dated March 31, 1998 (the "Agreement"), pursuant to which Lender extended a revolving loan to Borrower in the original principal amount of $15,000,000 (the "Loan"); and

     WHEREAS, Borrower and Lender wish to amend the Agreement to increase the amount of the Loan and make certain other changes.

     NOW, THEREFORE, for the mutual consideration contained in this Modification and the Agreement, Borrower and Lender agree as follows:

1. The title of the Agreement is changed in all applicable places to "Revolving Loan and Security Agreement."

2. The amount "$15,000,000" is deleted in the Preamble of the Agreement and "$20,000,000" shall be added in its place.

3. The definition of "Commitment Amount" in Section 1.1(h) of the Agreement is deleted and the following is added in its place:

                "Commitment Amount" shall mean TWENTY MILLION AND
                00/100 DOLLARS ("$20,000,000.00"), or such lesser amount as the Borrower may stipulate.

4.   The following is added as Section 2.6 of the Agreement:

     "SECTION 2.6 OVERADVANCES. Lender may, in its sole discretion and subject to the terms and conditions set forth in this Agreement or any other conditions which Lender may impose in its sole discretion, including, without limitation, the payment of fees, an increased interest rate, or posting of additional collateral, make temporary advances so that the aggregate principal amount of all outstanding Revolving Loans is in excess of the Borrowing Base or the Commitment Amount from time to time (each such temporary Revolving Loan is referred to herein as an "Overadvance"). Nothing contained in this Section 2.6 or elsewhere in this Agreement shall constitute or be deemed to constitute a commitment or agreement by Lender to make any Overadvances, nor shall the making of an Overadvance at any time or from time to time constitute or be deemed to constitute a course of dealing by Lender with respect to Overadvances."

5. Exhibit "A" to the Agreement is deleted and Exhibit "A" in the form attached to this Modification is added in its place.

6. In all other respects, the terms and conditions of the Agreement are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties set their hands as of the date first provided above.

                                  ZIPLINK, LLC



                                   By: s/ Henry M. Zachs
                                      -----------------------------
                                       Henry M. Zachs
                                       Its Manager


                                   FLEET NATIONAL BANK



                                   By:s/Brian A. Howard
                                      -----------------------------
                                      Brian A. Howard
                                      Its Assistant Vice President

                                   EXHIBIT "A"


                    AMENDED AND RESTATED REVOLVING LOAN NOTE

                                    EXHIBIT A

                    AMENDED AND RESTATED REVOLVING LOAN NOTE


$20,000,000.00                               Dated March 31, 1998, amended and
                                             restated as of October 15, 1998
                                             Hartford, Connecticut


     For value received, the undersigned, ZIPLINK, LLC (the "Borrower"), promises to pay to the order of FLEET NATIONAL BANK (the "Lender") at its office at 777 Main Street, Hartford, Connecticut 06115, or at such other place as Lender may designate, the principal amount of TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00), or such amount thereof as shall be outstanding pursuant to the Loan Agreement (as hereafter defined) together with interest on the unpaid balance of this Note, beginning as of the date hereof, at a rate per annum for each Interest Period equal to the LIBOR Rate plus .30% for such Interest Period, or such other rate as shall be provided in the Loan Agreement, together with all taxes levied or assessed on this Note or the debt evidenced hereby against Lender, and together with all costs, expenses and attorneys' fees incurred in the collection of this Note, or to enforce or foreclose any security agreement, pledge agreement or other document including, without limitation, the Loan Agreement and the Pledge Agreement (as hereinafter defined), securing or relating to this Note, or in protecting or defending the lien thereof, or in any litigation or matter arising from or connected therewith or with this Note. Interest shall be computed monthly in arrears on the basis of a 360-day year and actual days elapsed. The interest rate for each Revolving Loan shall be determined in accordance with the terms of the Loan Agreement. The terms "Interest Period", "LIBOR Rate" and "Revolving Loan" as used herein shall have the definitions assigned in the Loan Agreement.

     The principal amount of this Note shall be advanced, upon the request of Borrower pursuant to a certain Revolving Loan Agreement between Borrower and Lender, dated March 31, 1998, as amended by that Modification to Loan Agreement, dated October 15, 1998, and as further amended from time to time (the "Loan Agreement"). This Note is issued and secured pursuant to the Loan Agreement, the terms of which are deemed incorporated by reference. This Note is guaranteed by a Guaranty, dated March 31, 1998, as amended from time to time (the "Guaranty"), from Henry M. Zachs (the "Guarantor"). The Guaranty is secured by a Stock Pledge Agreement dated March 31, 1998, between Guarantor and Lender, as amended from time to time (the "Pledge Agreement"), pursuant to which the Guarantor has pledged certain marketable securities to the Lender. Lender shall maintain a Revolving Loan Account (as defined in the Loan Agreement) on which it will keep record of all outstanding amounts hereunder.

     Interest shall be paid on the first day of each month beginning on the first day of May, 1998 and continuing on the first day of each month thereafter, until the principal balance with accrued interest thereon is paid in full. If not sooner paid, the entire principal balance plus accrued interest thereon shall be paid in full on April 1, 2001.

     Borrower may repay this Note in whole or in part at any time, provided that Borrower shall pay such fees and premiums in connection with a prepayment as are set forth in the Loan Agreement.

     Upon the occurrence of an Event of Default under and as defined in the Loan Agreement, the entire indebtedness, with accrued interest thereon due under this Note, shall, at the option of Lender, become immediately due and payable without demand or notice of any kind. Borrower agrees that the interest rate shall increase by three (3%) percentage points per annum over the otherwise applicable rate upon the occurrence of such Event of Default.

     If any interest installment due hereunder is not paid within ten (10) days after the date it is due, a late charge equal to five percent (5%) of said amount shall be assessed against Borrower, and shall be immediately due and payable without demand or notice of any kind.

     All payments received hereunder shall be applied first to late charges, prepayment premiums and fees, and other costs and expenses, then to accrued interest and then to principal, except as otherwise provided herein or in the Loan Agreement or Pledge Agreement.

     Borrower hereby grants to Lender a lien and right of setoff for all of Borrower's liabilities to Lender upon and against all the deposits, credits, collateral and property of Borrower, now or hereafter in the possession or control of Lender or in transit to it. Lender may, at any time, apply or set off the same, or any part thereof, to any liability of Borrower, whether or not matured or demanded.

     Notwithstanding any provisions of this Note to the contrary, the rate of interest to be paid by Borrower to Lender under this Note shall not exceed the highest or the maximum rate of interest permitted to be charged by Lender under applicable laws. Any amounts paid by Borrower to Lender in excess of such rate shall be deemed to be partial prepayments of principal hereunder.

     No delay or omission by Lender in exercising any right hereunder, nor failure by Lender to insist upon the strict performance of any terms herein, shall operate as a waiver of such right, any other right hereunder, or any terms herein. No waiver of any right shall be effective unless in writing and signed by Lender, nor shall a waiver on one occasion be constituted as a bar to, or waiver of, any such right on any future occasion.

     Borrower and each and all endorsers, guarantors and sureties of this Note waive diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and all endorsers, guarantors and sureties agree that the time for payment of this Note may be extended at Lender's sole discretion, without impairing their liability thereon, and further consent to the release of all or any part of the security for the payment hereof, at the discretion of Lender, or the release of any party liable for this obligation without affecting the liability of the other parties hereto.

     THE BORROWER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION, AND WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS

NOW CONSTITUTED OR HEREAFTER AMENDED OR AS OTHERWISE ALLOWED UNDER ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE, AND FURTHER WAIVES ITS RIGHTS TO REQUEST THE LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER. THE BORROWER ACKNOWLEDGES THAT IT MAKES THESE WAIVERS KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THESE WAIVERS WITH ITS ATTORNEYS.

     THE BORROWER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS NOTE OR THE FINANCING TRANSACTION OF WHICH THIS NOTE IS A PART, OR THE DEFENSE OR ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS AND REMEDIES IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

     This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

     All references to the "Borrower" or the "Lender" shall apply to their respective successors and assigns.

     This Amended and Restated Revolving Loan Note amends, restates and supersedes that certain Revolving Loan Note of the Borrower, dated March 31, 1998, in the original principal amount of $15,000,000.00.


                                  ZIPLINK, LLC



                                  By:
                                     -------------------------------
                                     Henry M. Zachs Its Manager

                      SECOND MODIFICATION TO LOAN AGREEMENT

         THIS SECOND MODIFICATION TO LOAN AGREEMENT (the "Modification"), dated April 16, 1999, by and between FLEET NATIONAL BANK, a national banking association with an office located at 777 Main Street, Hartford, Connecticut 06115 ("Lender") and ZIPLINK, LLC, a Connecticut limited liability company, with its principal place of business at 40 Woodland Street, Hartford, Connecticut 06105 ("Borrower").

                                    PREAMBLE

         WHEREAS, Borrower and Lender entered into a Revolving Loan Agreement, dated March 31, 1998 (the "Agreement"), pursuant to which Lender extended a revolving loan to the Borrower in the original principal amount of FIFTEEN MILLION ($15,000,000.00) DOLLARS; and

         WHEREAS, on October 15, 1998, the Borrower and the Lender amended said Agreement in order to increase the amount of the Loan and make certain other changes.

         NOW, THEREFORE, for the mutual consideration contained in this Second Modification and the Agreement, Borrower and Lender hereby agree as follows:

         1. The amount $15,000,000.00 is deleted in the Preamble of the Agreement (as amended on October 15, 1998) and $25,000,000.00 shall be added in its place.

         2. The definition of "Commitment Amount in Section l.1(h) of the Agreement (as amended on October 15, 1998) is deleted and the following is added in its place:

         "COMMITMENT AMOUNT" SHALL MEAN TWENTY FIVE MILLION AND 00/100 DOLLARS ($25,000,000.00), OR SUCH LESSER AMOUNT AS THE BORROWER MAY STIPULATE.

         In all other respects, the terms and conditions of the Agreement dated March 31, 1998 and the Modification to Loan Agreement dated October 15, 1998 are hereby ratified and confirmed.


         IN WITNESS WHEREOF, the parties hereto by and through their duly authorized representatives have executed, sealed and delivered this instrument as a sealed instrument on this 16th day of April, 1999.

BORROWER:

ZIPLINK, LLC (A CONNECTICUT LIMITED LIABILITY COMPANY)


/s/ Henry M. Zachs
------------------------------
BY: HENRY M. ZACHS, DULY AUTHORIZED AND IN HIS CAPACITY AS MANAGER


/s/ Brian A. Howard
------------------------------
WITNESS AS TO BORROWER

(Continued, Next Page)
LENDER:

FLEET NATIONAL BANK


BY: /s/ Brian A. Howard
    --------------------------

TITLE: VP
      ------------------------


/s/ Dawn L. Griswold
------------------------------
WITNESS AS TO BANK

                 SECOND AMENDED AND RESTATED REVOLVING LOAN NOTE

$25,000,000.00                           DATED MARCH 31, 1998, FIRST AMENDED AND
                                         RESTATED AS OF OCTOBER 15, 1998 AND
                                         FURTHER AMENDED AND RESTATED BY T HIS
                                         SECOND AMENDMENT DATED AS OF APRIL 16,
                                         1999 HARTFORD, CONNECTICUT

         For value received, the undersigned, ZIPLINK, LLC (the "Borrower"), promises to pay to the order of FLEET NATIONAL BANK (the "Lender") at its office at 777 Main Street, Hartford, Connecticut 06115, or at such other place as Lender may designate, the principal amount of TWENTY FIVE MILLION AND 00/100 DOLLARS ($25,000,000.00), or such amount thereof as shall be outstanding pursuant to the Loan Agreement (as hereafter defined) together with interest on the unpaid balance of this Note, beginning as of the date hereof, at a rate per annum for each Interest Period equal to the LIBOR Rate plus .30%o for such Interest Period, or such other rate as shall be provided in the Loan Agreement, together with all taxes levied or assessed on this Note, or the debt evidenced hereby against Lender, and together with all costs, expenses and attorneys' fees incurred in the collection of this Note, or to enforce or foreclose any security agreement, pledge agreement or other document including, without limitation, the Loan Agreement and the Pledge Agreement (as hereinafter defined), securing or relating to this Note, or in protecting or defending the lien thereof, or in any litigation or matter arising from or connection therewith or with this Note. Interest shall be computed monthly in arrears on the basis of a 360-day year and actual days elapsed. The interest rate for each Revolving Loan shall be determined in accordance with the terms of the Loan Agreement. The terms "Interest Period", "LIBOR Rate" and "Revolving Loan" as used herein shall have the definitions assigned in the Loan Agreement.

         The principal amount of this Note shall be advanced, upon the request of Borrower pursuant to a certain Revolving Loan Agreement between Borrower and Lender dated March 31, 1998, as amended by that Modification to Loan Agreement dated October 15, 1998, and as further amended from time to time (the "Loan Agreement"). This Note is issued and secured pursuant to the Loan Agreement, the terms of which are deemed incorporated by reference. This Note is guaranteed by a Guaranty, dated March 31, 1998, as amended from time to time (the "Guaranty") from Henry M. Zachs (the "Guarantor"). The Guaranty is secured by a Stock Pledge Agreement dated March 31, 1998, between Guarantor and Lender, as amended from time to time (the "Pledge Agreement"), pursuant to which the Guarantor has pledged certain marketable securities to the Lender. Lender shall maintain a Revolving Loan Account (as defined in the Loan Agreement) on which it will keep record of all outstanding amounts hereunder.

         Interest shall be paid on the first day of each month beginning on the first day of June, 1999 and continuing on the first day of each month thereafter, until the principal balance with accrued interest thereon is paid in full. If not sooner paid, the entire principal balance plus accrued interest thereon shall be paid in full on APRIL L, 2001.

         Borrower may repay this Note in whole or in part at any time, provided that Borrower shall pay such fees and premiums in connection with a prepayment as are set forth in the Loan Agreement.

         Upon the occurrence of an Event of Default under and as defined in the Loan Agreement, the entire indebtedness, with accrued interest thereon due under this Note, shall, at the option of the Lender, become immediately due and payable without demand or notice of any kind. Borrower agrees that the interest rate shall increase by three (3%) percentage points per annum over the otherwise applicable rate upon the occurrence of such Event of Default.

         If any interest installment due hereunder is not paid within ten (10) days after the date it is due, a late charge equal to five percent (5%) of said amount shall be assessed against Borrower, and shall be immediately due and payable without demand or notice of any kind.

         All payments received hereunder shall be applied first to late charges, prepayment premiums and fees, and other costs and expenses, then to accrued interest and then to principal, except as otherwise provided herein or in the Loan Agreement or Pledge Agreement.

         Borrower hereby grants to Lender a lien and right of setoff for all of Borrower's liabilities to Lender upon and against all the deposits, credits, collateral and property of Borrower, now or hereafter in the possession or control of Lender or in transit to it. Lender may, at any time, apply or setoff the same, or any part thereof, to any liability of Borrower, whether or not matured or demanded.

         Notwithstanding any provisions of this Note to the contrary, the rate of interest to be paid by Borrower to Lender under this Note shall not exceed the highest or the maximum rate of interest permitted to be charged by Lender under applicable laws. Any amounts paid by Borrower to Lender in excess of such rate shall be deemed to be partial prepayments of principal hereunder.

         No delay or omission by Lender in exercising any right hereunder, nor failure by Lender to insist upon the strict performance of any terms herein, shall operate as a waiver of such right, or any other right hereunder, or any terms herein. No waiver of any right shall be effective unless in writing and signed by Lender, nor shall a waiver on one occasion be constituted as a bar to, or waiver of, any such right on any future occasion.

         Borrower and each and all endorsers, guarantors and sureties of this Note waive diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations and all endorsers, guarantors and sureties agree that the time for payment of this Note may be extended at Lender's sole discretion, without impairing their liability thereon, and further consent to the release of all or any part of the security for the payment hereof, at the discretion of Lender, or the release of any party liable for this obligation without affecting the liability of the other parties hereto.

         THE BORROWER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION, AND WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS NOW CONSTITUTED OR HEREAFTER AMENDED OR AS OTHERWISE ALLOWED UNDER ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE, AND FURTHER WAIVES ITS RIGHTS TO REQUEST THE LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER THE BORROWER ACKNOWLEDGES THAT IT MAKES THESE WAIVERS KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THESE WAIVERS WITH ITS ATTORNEYS.

         THE BORROWER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS NOTE OR THE FINANCING TRANSACTION OF WHICH THIS NOTE IS A PART, OR THE DEFENSE OR ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS AND REMEDIES IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

         This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

         All references to the "Borrower" or the "Lender" shall apply to their respective successors and assigns.

         This Second Amended and Restated Revolving Loan Note amends, restates and supersedes that certain Revolving Loan Note of the Borrower, dated March 3l, 1998, in the original principal amount of $15,000,000.00 and the Amendment thereto amended and restated as of October 15, 1998, in the original principal amount of $20,000,000.00.

         IN WITNESS WHEREOF, the undersigned Borrower, by and through its duly authorized representative, has executed, sealed and delivered this instrument as a sealed instrument as of this 16 day of April, 1999.

BORROWER:


ZIPLINK, LLC (A CONNECTICUT LIMITED LIABILITY COMPANY)


/s/ Henry M. Zachs
------------------------------
BY: HENRY M. ZACHS, DULY AUTHORIZED AND IN HIS CAPACITY AS MANAGER

EXECUTED IN THE PRESENCE OF:


/s/ Brian A. Howard
------------------------------
WITNESS AS TO BORROWER

     SECOND CONFIRMATION OF GUARANTY
 AND AMENDMENT TO STOCK PLEDGE AGREEMENT

         THIS SECOND CONFIRMATION OF GUARANTY AND AMENDMENT TO STOCK PLEDGE AGREEMENT (this "Second Confirmation and Amendment"), dated April 16, 1999 by and between HENRY M. ZACHS ("Zachs") and FLEET NATIONAL BANK ("Lender"), a national banking association.

                PREAMBLE

         WHEREAS, Lender has made a revolving loan (the "Loan") to ZIPLINK, LLC, a Connecticut limited liability company (the "Borrower"), in the original principal amount of FIFTEEN MILLION ($15,000,000.00) DOLLARS, pursuant to a Revolving Loan Agreement dated March 31,1998 between Borrower and Lender (the "Loan Agreement"); and

         WHEREAS, Zachs guaranteed payment of the Loan and payment and performance by the Borrower under the Loan Agreement pursuant to a Guaranty from Zachs to Lender dated March 31,1998 (the "Guaranty"); and

         WHEREAS, the Guaranty is secured by a pledge of certain securities by Zachs in favor of Lender, pursuant to a Stock Pledge Agreement dated March 31, 1998 (the "Pledge Agreement"); and

         WHEREAS, on October 15, 1998, the Borrower and the Lender agreed to increase the Loan from Fifteen Million ($ 15,000,000.00) Dollars to Twenty Million ($20,000,000.00) Dollars and entered into a Modification to Loan Agreement (the "Modification") and an Amended and Restated Revolving Loan Note (the "Amended Note") to evidence the increased Loan; and

         WHEREAS, the Borrower and the Lender wish to again increase the Loan to Twenty Five Million ($25,000,000.00) Dollars and are entering into this Second Modification to Loan Agreement (the "Second Modification") in connection therewith and the Borrower is executing a Second Amended and Restated Revolving Loan Note (the "Second Amended Note") to evidence the increased Loan; and

         WHEREAS, it is a condition to Lender's entering into this Second Modification and increasing the Loan that Zachs enter into this Second Confirmation and Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. Zachs consents and agrees to all modifications to the Loan Agreement as provided in the Modification and the Second Modification and the delivery by the Borrower of the Amended Note and the Second Amended Note in connection with the increase in the Loan, and confirms that the Guaranty continues in full force and effect with respect to the Loan as further increased pursuant to the Second Modification and Second Amended and Restated Revolving Loan Note.

         2. All references in the Guaranty and in the Pledge Agreement to the "Loan" shall mean the Loan as increased pursuant to this Second Modification and all references in the Guaranty and in the Pledge Agreement to the "Note" shall mean the Second Amended Note

         3. In all other respects, the terms and conditions of the Guaranty and the Pledge Agreement dated March 3l, 1998, as amended as evidenced by the Confirmation of Guaranty and Amendment to Stock Pledge Agreement dated October 15, 1998 are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto by and through their duly authorized representatives have executed, sealed and delivered this instrument as a sealed instrument on this 16th day of April, 1999.

GUARANTOR/PLEDGOR:


/s/ Henry M. Zachs
------------------------------
HENRY M. ZACHS


/s/ Brian A. Howard
------------------------------
WITNESS AS TO BORROWER

LENDER:

FLEET NATIONAL BANK


BY: /s/ Brian A. Howard
    --------------------------

TITLE: VP
      ------------------------


/s/ Dawn L. Griswold
------------------------------
WITNESS AS TO LENDER

                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
                 STATEMENT OF PURPOSE FOR AN EXTENSION OF CREDIT
                             Secured by Margin Stock
                               FLEET NATIONAL BANK
                                  Name of Bank
                           (Federal Reserve Form U-1)
       This form is required by law (15 U.S.C. ee78g and 78w; 12 CFR 221)

INSTRUCTIONS

1. This form must be completed when a bank extends credit in excess of $ 100,000 secured directly or indirectly, in whole or in part, by any margin stock.

2. The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange or that are on the Federal Reserve Board's List of Marginable OTC Stocks; (2) debt securities (bonds) that are convertible into margin stocks; (3) any over-the counter security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of mutual funds, unless 95 percent of the assets of the fund are continuously invested in U.S. government, agency, state, or municipal obligations.

3. Please print or type (if space is inadequate, attach separate sheet).

PART I. TO BE COMPLETED BY BORROWER(S).

L. WHAT IS THE AMOUNT OF THE CREDIT BEING EXTENDED? $25,000,000.00

2. WILL ANY PART OF THIS CREDIT BE USED TO PURCHASE OR CARRY MARGIN STOCK? NO.

IF THE ANSWER IS "NO," DESCRIBE THE SPECIFIC PURPOSE OF THE CREDIT. PROCEEDS SHALL BE USED BY THE BORROWER TO PURCHASE NEW EQUIPMENT AND FOR ADDITIONAL WORKING CAPITAL PURPOSES. THIS AMOUNT REPRESENTS A $5,000,000.00 INCREASE TO BORROWER'S EXISTING $20,000,000.00 LINE OF CREDIT CURRENTLY OUTSTANDING WITH THE BANK.

I (we) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered, and not stolen, forged, or counterfeit.

ZIPLINK, LLC

/s/ Henry M. Zachs                                   Date: 4/16/99
------------------------------                             ------------
BY: HENRY M. ZACHS, DULY AUTHORIZED
AND IN HIS CAPACITY AS MANAGER

    A BORROWER WHO FALSELY CERTIFIES THE PURPOSE OF A CREDIT ON THIS FORM OR
           OTHERWISE WILLFULLY OR INTENTIONALLY EVADES THE PROVISIONS
                OF REGULATION U WILL ALSO VIOLATE FEDERAL RESERVE
                 REGULATION X, "BORROWERS OF SECURITIES CREDIT."

PART II. TO BE COMPLETED BY BANK ONLY IF THE PURPOSE OF THE CREDIT IS TO PURCHASE OR CARRY MARGIN STOCK (PART 1 (2) ANSWERED "YES"

1. List the margin stock securing this credit; do not include debt securities convertible into margin stock. The maximum loan value of margin stock is _________ percent of its current market value under the current Supplement to Regulation U.

--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
      No. of Shares                  Issue           Market price per share     Date and source of     Total market value per
                                                                                valuation (See note             issue
                                                                                      below)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

2. List the debt securities convertible into margin stock securing this credit. The maximum loan value of such debt securities is ____________ percent of the current market value under the current Supplement to Regulation U.

--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
     Principal amount                Issue                Market price          Date and source of     Total market value per
                                                                                valuation (See note             issue
                                                                                      below)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

3. List other collateral including non-margin stock securing this credit.

----------------------------- --------------------------- ------------------------------ -----------------------------
      Describe briefly               Market Price         Date and source of valuation       Good faith loan value
                                                                (See note below)
----------------------------- --------------------------- ------------------------------ -----------------------------

----------------------------- --------------------------- ------------------------------ -----------------------------

Note: Bank need not complete "Date and source of valuation" if the market value was obtained from regularly published information in journal of general circulation.

PART III. TO BE SIGNED BY A BANK OFFICER IN ALL INSTANCES.

I am a duly authorized officer of the Bank and understand that this credit secured by margin stock may be subject to the credit restrictions of Regulation
U. I have read this form and any attachments, and I have accepted the customer's statement in Part I in good faith as required by Regulation U*, and I certify that to the best of my knowledge and belief, all the information given is true, accurate, and complete. I also certify that if any securities that directly secure the credit are not or will not be registered in the name of the borrower or its nominees. I have or will cause to have examined the written consent of the registered owner to pledge such securities. I further certify that any securities that have been or will be physically delivered to the Bank in connection with this credit have been or will be examined, that all validation procedures required by Bank policy and the Securities Exchange Act of 1934 (section 17(f), as amended) have been or will be performed, and that I am satisfied to the best of my knowledge and belief that such securities are genuine and not stolen or forged and their faces have not been altered.

FLEET NATIONAL BANK


By: /s/ Brian A. Howard
    ------------------------------

Title: VP
      ------------------------

Printed Name: Brian Howard
             ------------------------------

Date: 4/16/99
     -------------------------

* To accept the customer's statement in good faith, the officer of the bank must be alert to the circumstances surrounding the credit and, if in possession of any information that would cause a prudent person not to accept the statement without inquiry, must have investigated and be satisfied that the statement is truthful. Among the facts which would require such investigation are receipt of the statement through the mail or from a third party. This form must be retained by the bank for at least three years after the credit is extinguished.